EXHIBIT 10.7

                     SECOND AMENDMENT, AGREEMENT AND WAIVER
                     TO NOTE AND WARRANT PURCHASE AGREEMENT


         SECOND AMENDMENT, AGREEMENT AND WAIVER TO NOTE AND WARRANT PURCHASE AGREEMENT, dated as of June 29, 2001 (this "Amendment"), by and among HQ Global Holdings, Inc., a Delaware corporation (the "Parent"), HQ Global Workplaces, Inc., a Delaware corporation (the "Issuer"), J.P. MORGAN PARTNERS (BHCA), L.P., CT Mezzanine Partners I LLC, Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., Highbridge International LLC, Blackstone Mezzanine Partners L.P., and Blackstone Mezzanine Holdings L.P.

                                   WITNESSETH:

         WHEREAS, the parties have entered the Note and Warrant Purchase Agreement as of August 11, 2000, among the Parent, the Issuer, J.P. Morgan Partners (BHCA), L.P. (formerly Chase Equity Associates, L.P.), CT Mezzanine Partners I LLC, Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., Highbridge International LLC, Blackstone Mezzanine Partners L.P., and Blackstone Mezzanine Holdings L.P. (as amended, supplemented or otherwise modified through but not including the date hereof, the "Note Purchase Agreement");

         WHEREAS, the Required Purchasers have agreed to the amendments and waivers to the Note Purchase Agreement and other agreements provided herein on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

         2. Agreements. Notwithstanding anything to the contrary contained in Sections 8.12 and 9.10 of the Note Purchase Agreement, the Parent, the Issuer and the Required Purchasers hereby agree that, on and after the Second Amendment Effective Date, the Parent and the Issuer will not, and will not permit any of their respective Subsidiaries to, (i) make any Capital Expenditures other than
(x) Maintenance and Up-Grade Capital Expenditures, to the extent made in accordance with the requirements of Section 9.10 of the Note Purchase Agreement and (y) additional Capital Expenditures (excluding Maintenance and Up-Grade Capital Expenditures) which the Parent or any of its Subsidiaries is contractually bound to make as of the Second Amendment Effective Date, to the extent same (when made) are made in accordance with the requirements of Section
9.10 of the Note Purchase Agreement, (ii) commit, or agree, to make any Capital Expenditures other than Maintenance and Up-Grade Capital Expenditures, to the extent same are (or when made will be) permitted to be made in accordance with the requirements of Section 9.10 of the Note Purchase Agreement or (iii) consummate any Permitted Acquisition (or agree to do the same), provided that, if (x) the chief financial officer or controller of the Parent delivers a compliance certificate pursuant to Section 6(d) of the Note Purchase Agreement in respect of the fiscal year of the Parent ending on December 31, 2001 complying with the requirements of said Section (including a statement that no Default or Event of Default has occurred or is continuing), and (y) the Required Purchasers are presented with evidence to their satisfaction that no Default or Event of Default has occurred or is continuing at such time, the restrictions contained in this Section 2 shall no longer be in effect.

         3. Amendments. The Note Purchase Agreement is hereby amended as of the Second Amendment Effective Date as follows:

            (a) The definition of "Consolidated EBITDA" appearing in Section 1.1 of the Note Purchase Agreement is hereby amended by (x) redesignating clause (v) therein as clause (vi) and (y) inserting following new clause (v) immediately following the comma at the end of clause (iv)(y) therein:

         "(v) to the extent deducted in determining Consolidated Net Income for such period, one-time non-cash restructuring charges incurred by Parent and/or any its Subsidiaries in the fiscal quarter of Parent ended June 30, 2001, so long as the aggregate amount of such non-cash restructuring charges incurred by Parent and its Subsidiaries (and added back to Consolidated EBITDA during such period) do not exceed $10,000,000,".

            (b) The definition of "Equity Documents" appearing in Section 1.1 of the Note Purchase Agreement is hereby amended and restated in its entirety and the following is substituted in lieu thereof:

         "Equity Documents" shall mean, collectively, the Series A Preferred Stock Documents, the Series B Preferred Stock Documents, the Exchange Agreement, the Frontline Transaction Contribution Documents, the Parent's certificate of incorporation (including, without limitation, the Series A Preferred Stock Certificate of Designations and the Series B Preferred Stock Certificate of Designations) and all other agreements, instruments and documents executed pursuant to or in connection with the Equity Financing, the Equity Rollover or the Frontline Transaction Contribution, as any of the foregoing may from time to time be amended, modified or supplemented in accordance with the terms thereof."

            (c) Section 1.1 of the Note Purchase Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order in said Section:

         "Average Core U.S. Centers Occupancy Rate" shall mean, at any time, a fraction (expressed as a percentage) (x) the numerator of which shall be the sum of the two most recent Core U.S. Centers Occupancy Rates reported on the two Core U.S. Centers Occupancy Reports most recently delivered (or required to be delivered) pursuant to Section 8.14 and (y) the denominator of which shall be 2.

         "Core U.S. Centers" shall mean any Real Property owned or leased by the Issuer or any of its Subsidiaries which, in each case (x) is located in the United States and (y) has office space available to be leased to, or subject to Leases to, customers of the Issuer or any of its Subsidiaries, which office space has been available to, and/or leased to, customers of the Issuer and its Subsidiaries for at least twelve months.

         "Core U.S. Centers Occupancy Rate" for any determination pursuant to a Core U.S. Centers Occupancy Report shall mean as at the end of the two-week period in respect of which such report has been (or is required to be) delivered pursuant to Section 8.14, a percentage equal to (x) a fraction, the numerator of which shall be the number of offices in the Issuer's and its Subsidiaries' Core U.S. Centers subject to a Lease at such time, and the denominator of which shall be the total number of offices in the Issuer's and its Subsidiaries' Core U.S. Centers subject to a Lease or available to be subject to a Lease at such time, multiplied by (y) 100.

         "Core U.S. Centers Occupancy Report" shall mean the "Bi-Weekly Available Office Report - Time Series Occupancy Summary" substantially in the form of Exhibit E and otherwise in form and substance satisfactory to the Required Purchasers, which report shall include, without limitation, the calculation of the Core U.S. Center Occupancy Rate as at the end of the two-week period in respect of which such report has been delivered (or required to be delivered) pursuant to Section 8.14.

         "Liquidity Statement" shall mean a statement of the chief financial officer or controller of the Parent substantially in the form of Exhibit F to the Note Purchase Agreement and otherwise in form and substance satisfactory to the Required Purchasers, (x) certifying as to the amount of the Total Unutilized Revolving Loan Commitment (as defined in the Senior Loan Agreement) plus the cash balances of the Parent and its Subsidiaries' in their respective U.S. bank accounts, in each case, as at the end of the two-week period in respect of which such statement has been delivered pursuant to Section 8.14 and (y) setting forth (in reasonable detail) the computations thereof.

         "Second Amendment" shall mean the Second Amendment, Agreement and Waiver to this Agreement, dated as of June 29, 2001.

         "Second Amendment Effective Date" shall have the meaning provided in the Second Amendment.

         "Series B Preferred Stock" shall mean the Parent's Series B Convertible Cumulative Preferred Stock.

         "Series B Preferred Stock Certificate of Designations" shall mean the Certificate of Designations to the Parent's Certificate of Incorporation establishing and fixing the rights and preferences of the Series B Preferred Stock, filed with the Secretary of State of Delaware on the Second Amendment Effective Date.

         "Series B Preferred Stock Documents" shall mean the Series B Preferred Stock and the warrants relating thereto, the Subscription Agreement and the Registration Rights Agreement, each dated as of Second Amendment Effective Date, among the Parent and Frontline, the Series B Preferred Stock Certificate of Designations and the other agreements, documents, and instruments entered into in connection with the issuance of Series B Preferred Stock, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                     (d) The Note Purchase Agreement is hereby further amended by adding each of Exhibit E and Exhibit F attached thereto in the form of Exhibit E and Exhibit F, respectively, attached hereto.

                     (e) Section 8 of the Note Purchase Agreement is hereby amended by inserting the following new Sections 8.14 and 8.15 at the end of said
Section:

         "8.14. Occupancy and Liquidity. The Issuer will deliver to the Purchasers a Core U.S. Centers Occupancy Report and a Liquidity Statement, in each case, on the second Business Day of each month and on the 16th day of each month (or, if such 16th day is not a Business Day, the next Business Day following such 16th day).

         8.15 Consultant. Blackstone Advisor and Chase, on behalf of the Purchasers, shall have the right to engage a consulting firm (the "Consulting Firm") to evaluate and make recommendations regarding the business and operations of the Credit Parties. The senior management of the Credit Parties shall cooperate with the Consulting Firm, including (without limitation), being available for meetings and providing access to the books, records and personnel of the Credit Parties. The Parent will pay the fees and expenses of the Consulting Firm, in an aggregate amount not to exceed $300,000 for a four week engagement. On or prior to the Second Amendment Effective Date, the Parent will enter into an engagement agreement with the Consulting Firm in form and substance satisfactory to the Required Purchasers, which shall include, without limitation, (i) the Parent's agreement to pay the fees and expenses of the Consulting Firm and
     (ii) customary indemnification to the Consulting Firm. The Consulting Firm will commence its engagement no later than August 20, 2001."

                     (f) Section 9.7(a)(vii) of the Note Purchase Agreement is hereby amended and restated in its entirety and the following is inserted in lieu thereof:

         "(vii) the Parent may pay regularly accruing dividends with respect to the Series A Preferred Stock and the Series B Preferred Stock, as the case may be, through an increase in the aggregate liquidation preference of the outstanding Series A Preferred Stock or the Series B Preferred Stock, as the case may be, by the amount of the accumulated dividends thereunder (but not in cash) in accordance with the terms of the Series A Preferred Stock Documents or the Series B Preferred Stock Documents, as the case may be; and"

                     (g) Section 9.8(i) of the Note Purchase Agreement is hereby amended and restated in its entirety and the following is inserted in lieu thereof:

         "(i) the Capital Stock (including the Series A Preferred Stock and the Series B Preferred Stock), warrants, options and other rights outstanding as of the Second Amendment Effective Date and listed on Schedule 4.4,"

                     (h) Section 9.14(a) of the Note Purchase Agreement is hereby amended by (i) deleting the ratio "0.80:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the ratio "0.13:1.00" in lieu thereof and (ii) deleting the date "September 30, 2001" together with the ratio "0.80:1.00" set forth opposite such date, in each case, appearing in the table in said Section.

                     (i) Section 9.14(b) of the Note Purchase Agreement is hereby amended by (i) deleting the ratio "1.91:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the ratio "1.39:1.00" in lieu thereof and (ii) deleting the ratio "2.13:1.00" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2001 and inserting the ratio "0.71:1.00" in lieu thereof.

                     (j) Section 9.14(c) of the Note Purchase Agreement is hereby amended by (i) deleting the ratio "4.03:1.00" appearing in the table in said Section opposite the fiscal quarter ending June 30, 2001 and inserting the ratio "6.55:1.00" in lieu thereof and (ii) deleting the ratio "3.74:1.00" appearing in the table in said Section opposite the fiscal quarter ending September 30, 2001 and inserting the ratio "13.21:1.00" in lieu thereof.

                     (k) Section 9.16 of the Note Purchase Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

         "(c) The Issuer will not, and will not permit any of its Subsidiaries to, make any prepayment in respect of any of their accounts payable at any time prior to the scheduled payment date for the respective accounts payable, provided that, the Issuer or such Subsidiary shall be permitted to make a prepayment of an account payable prior to its scheduled payment date, so long as such prepayment is otherwise made at a time, and in a manner, consistent with the Issuer's or such Subsidiary's past practices for the payment of accounts payable (as such practices are in effect on the Second Amendment Effective Date)."

                     (l) Article 9 of the Note Purchase Agreement is hereby amended by inserting the following at the end thereof:

         "Section 9.17 Average Core U.S. Centers Occupancy Rate. The Issuer and its Subsidiaries shall not permit the Average Core U.S. Centers Occupancy Rate at any time to be less than sixty seven percent (67%)."

         4. Waiver. As of the Second Amendment Effective Date, the Required Purchasers hereby waive any Event of Default of the Note Purchase Agreement solely as a result of violation of Section 9.04 of the Note Purchase Agreement caused by the mergers of the Subsidiaries of the Parent (other than the Issuer) described on Annex A hereto on or prior to the Second Amendment Effective Date; provided, that such Event of Default shall only be waived to the extent that on or prior to 30 days following the Second Amendment Effective Date the conditions contained in the proviso to Paragraph 22 of the Third Amendment and Agreement to the Senior Loan Agreement, dated the date hereof, among Parent, Borrower, ING (U.S) Capital LLC, as managing agent, Bankers Trust Company, as syndication agent and co-arranger, Citicorp Real Estate, Inc., as documentation agent and co-arranger, and BPN Paribas, as administrative agent and arranger, shall be satisfied.

         5. Representations and Warranties. To induce the Required Purchasers to enter into this Amendment, each Credit Party, jointly and severally, hereby represents and warrants to the Purchasers that:

            (a) Corporate Power. The execution, delivery and performance of this Amendment and the performance of the Note Purchase Agreement as amended hereby are (i) within its organizational power, (ii) have been duly authorized by all necessary organizational action on the part of its board of directors and its stockholders, members or partners, as the case may be, and (iii) are not in contravention of any of its organizational documents.

            (b) Due Execution and Delivery. This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

            (c) Binding Effect. Each of this Amendment and the Note Purchase Agreement as amended hereby constitutes the legal, valid and binding obligation of each Credit Party, in each case, enforceable against such Person, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (d) No Defaults. No Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date after giving effect to this Amendment.

            (e) Representations and Warranties True. The representations and warranties of each Credit Party contained in the Note Purchase Agreement, as amended hereby, and each other Note Document shall be true and correct on and as of the Second Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

            (f) Litigation. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Note Purchase Agreement as amended hereby or any other Note Document, or the validity or enforceability of this Amendment, the Note Purchase Agreement as amended hereby, or any other Note Document or any action taken under this Amendment, the Note Purchase Agreement as amended hereby or any other Note Document.

            (g) Material Adverse Effect. Neither this Amendment, the Note Purchase Agreement nor any other document or certificate furnished to any Purchaser by or on behalf of any Credit Party in connection herewith, contained, as of its respective date and as of the Second Amendment Effective Date, any untrue statement of a material fact, or as of any such date omitted to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading. No Credit Party knows of any facts (other than matters of a general economic or political nature) that individually or in the aggregate have had a Material Adverse Effect or could reasonably be expected to have a Material Adverse Effect in the future.

            (h) Capital Stock.

                (i) As of the Second Amendment Effective Date, the authorized and issued shares of each class of Capital Stock of each Credit Party are as set forth on Schedule 4.4 hereto. All of the issued and outstanding shares of Capital Stock of each Credit Party are validly issued, fully paid and non-assessable and owned of record by the Persons listed on Schedule 4.4 hereto. As of the Second Amendment Effective Date, all of the issued and outstanding shares of Capital Stock of the Issuer are validly issued, fully paid and non-assessable and owned of record and beneficially by the Parent, free and clear of any Liens, other than Liens permitted by the Note Purchase Agreement.

                (ii) As of the Second Amendment Effective Date, (i) except as set forth on Schedule 4.4 hereto, none of the Credit Parties owns any shares of Capital Stock of, or has any direct or indirect equity interest in, any other Person and (ii) all of the issued and outstanding shares of Capital Stock of the Subsidiaries of each Credit Party have been duly and validly issued and are fully paid, non-assessable and owned of record and beneficially by such Credit Party.

                (iii) Except as set forth on Schedule 4.4 hereto and except for the Warrants and the Series A Preferred Stock and the Series B Preferred Stock, as of the Second Amendment Effective Date, there are no securities outstanding that are convertible into or exchangeable for any shares of Capital Stock of any Credit Party, nor are there outstanding any rights to subscribe for or purchase, or any options or warrants for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any shares of Capital Stock of any Credit Party or any securities convertible into or exchangeable for any such shares.

         6. Effectiveness. This Amendment shall become effective as of June 29, 2001 (the "Second Amendment Effective Date") only upon satisfaction in full in the judgment of the Required Purchasers of each of the following conditions on or prior to June 29, 2001:

            (a) Amendment. The Purchasers shall have received four (4) original copies of this Amendment duly executed and delivered by each Credit Party and the Required Purchasers.

            (b) Representations and Warranties True. The representations and warranties of the Credit Parties contained in this Amendment shall be true and correct on and as of the Second Amendment Effective Date. Each Credit Party shall have performed all agreements on its part required to be performed under this Amendment on or prior to the Second Amendment Effective Date, and there shall exist no Default or Event of Default on the Second Amendment Effective Date after giving effect to this Amendment.

            (c) Amendments and Approvals. All necessary consents, waivers, approvals and authorizations of, and declarations, registrations and filings with, Governmental Bodies and non-governmental Persons shall have been obtained or made and shall be in full force and effect, including all required consents and waivers of the holders of the Senior Bank Debt and of any agent or representative thereof.

            (d) Senior Loan Amendment. The Senior Loan Documents shall have been amended on such terms and conditions satisfactory to the Required Purchasers and their counsel, and Issuer shall have received any waiver required under the Senior Loan Documents contemplated by Section 4 hereof and the holders of the Senior Bank Debt shall have agreed to the terms of this Amendment. All conditions to the effectiveness of the amendment or waiver to the Senior Loan Documents become effective, or will become effective on the Second Amendment Effective Date, in accordance with the terms thereof.

            (e) The Issuer shall have delivered to the Purchasers a Core U.S. Centers Occupancy Report and a Liquidity Statement (in each case, as defined in the Note Purchase Agreement after giving effect to this Amendment) for the most recently ended two-week period prior to the Second Amendment Effective Date for which such Core U.S. Center Occupancy Report and Liquidity Statement have been produced

            (f) Pursuant to the Series B Preferred Stock Documents, Frontline shall have purchased from the Parent for an aggregate cash purchase price of not less than $15,000,000 shares of Series B Preferred Stock having an initial liquidation preference of $15,000,000 on terms satisfactory to the Required Purchasers.

            (g) Payment of Expenses. On or before the Second Amendment Effective Date, the Issuer shall have paid to the Purchasers all costs and expenses owing in connection with the preparation of this Amendment (including, without limitation, reasonable legal fees and expenses at Paul, Hastings, Janofsky & Walker LLP and O'Sullivan LLP).

         7. No Other Amendments/Waivers. Except as expressly amended in Section 3 hereof, the Note Purchase Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as expressly provided in Section 4 hereof, this Amendment shall not be deemed consent with respect to or a waiver of any term or condition of the Note Purchase Agreement or any Note Document or any other Transaction Document and shall not be deemed to prejudice any right or rights which the Purchasers may now have or may have in the future under or in connection with the Note Purchase Agreement or any Note Document or any other Transaction Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time. This Amendment is a Note Document for all purposes under the Note Purchase Agreement and all other Note Documents. Except as expressly set forth in this Amendment, each of the undersigned hereby acknowledges and agrees that the execution and delivery by the Required Purchasers shall not be deemed (i) to create a course of dealing or otherwise obligate the Purchasers to forbear or execute similar agreements under the same or similar circumstances in the future, (ii) to modify, relinquish or impair any right of the Purchasers to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment, (iii) to waive any right of the Purchasers to receive interest at an increased rate as a result of any Events of Default that may occur under the Note Purchase Agreement, (iv) to obligate the Purchasers in any way to forbear from individually or collectively enforcing remedies under the Note Purchase Agreement in any manner, (v) to be a commitment from any of the Purchasers to forbear or "stand still", (vi) an acknowledgment of the absence of a material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Parent, Issuer and its Subsidiaries taken as a whole since December 31, 1999 or (vii) to otherwise limit or modify in any way the representation contained in the last sentence of
Section 4.5(a) of the Note Purchase Agreement. Except as expressly set forth in this Amendment, no past or future forbearance on the part of any of the Purchasers should be viewed as a limitation upon or waiver of the absolute right and privilege of the Purchasers in exercising rights and remedies that currently exist or may exist after the Second Amendment Effective Date.

         8. Outstanding Indebtedness; Waiver of Claims. Each Credit Party hereby acknowledges and agrees that as of the Second Amendment Effective Date the aggregate outstanding principal amount of the Notes is $125,000,000, and that such principal amount is payable pursuant to the Note Documents, without defense, offset, withholding, counterclaim or deduction of any kind (all of which are hereby waived by the Credit Parties). Each Credit Party hereby acknowledges that it has no claims against Purchasers and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, subsidiary corporations, parent corporations and related corporate divisions and their respective successors and assigns (all of the foregoing being the "Indemnified Persons") and hereby waives, releases, remises and forever discharges Purchasers and each other Indemnified Person from any and all claims of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, because of any matter or things done, omitted or suffered to be done by any Indemnified Person prior to and including the Second Amendment Effective Date, which in any way directly or indirectly arise out of or in any way are connected to the Note Purchase Agreement, this Amendment or any other Note Document.

         9. Acknowledgment With Respect to Senior Loan Documents. By their execution and delivery of this Amendment, the Required Purchasers hereby expressly agree to the terms and conditions contained in each of (i) the First Amendment and Consent to the Senior Loan Agreement, dated as of August 11, 2000,
(ii) the Consent to the Senior Loan Agreement, dated as of September 11, 2000,
(iii) the Second Amendment and Waiver to the Senior Loan Agreement, dated as of March 26, 2001 and (iv) the Third Amendment and Agreement to the Senior Loan Agreement, dated as of the date hereof.

         10. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. Counterparts. This Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature pages follow.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                             HQ GLOBAL WORKPLACES, INC.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             HQ GLOBAL HOLDINGS, INC.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                             BLACKSTONE MEZZANINE
                                             PARTNERS L.P.
                                             By: Blackstone Mezzanine Associates
                                                 L.P., its General Partner
                                             By: Blackstone Mezzanine Management
                                                 Associates L.L.C., its General
                                                 Partner

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title: Member

                                             BLACKSTONE MEZZANINE
                                             HOLDINGS L.P.
                                             By: Blackstone Mezzanine Associates
                                                 L.P., its General Partner
                                             By: Blackstone Mezzanine Management
                                                 Associates L.L.C., its General
                                                 Partner

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title: Member

                                             J.P. MORGAN PARTNERS (BHCA), L.P.
                                             By: JPMP Master Fund Manager, L.P.,
                                                 its General Partner
                                             By: JPMP Capital Corp., its General
                                                 Partner

                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                         CT MEZZANINE PARTNERS I LLC


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                         ARES LEVERAGED INVESTMENT FUND, L.P.
                                         By:  ARES Management, L.P.
                                         Its: General Partner


                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                         ARES LEVERAGED INVESTMENT FUND II, L.P.
                                         By:  ARES Management II, L.P.
                                         Its: General Partner

                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                         HIGHBRIDGE INTERNATIONAL LLC
                                         By:  Golden Tree Asset Management,
                                              as Agent

                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

The undersigned Guarantors hereby (i) acknowledge, consent and agree to the foregoing amendment to the Note Purchase Agreement and the other provisions of this Amendment and (ii) confirm and agree that their obligations under the Guarantee shall continue without any diminution thereof and shall remain in full force and effect on and after the effectiveness of this Amendment.

ACKNOWLEDGED, CONSENTED and AGREED to as of the date first written above.


HQ NETWORK SYSTEMS, INC.
TRAVEL DISPOSITION COMPANY F/K/A
THE TRAVEL DESK, INC.
EXECUTIVE OFFICE CENTERS, INC.
EXECUTIVE OFFICE NETWORK, LTD.
HQPA, INC.
OFFICEWORKS, INC.
RTCCO, INC.
TEXAS SUITES, INC.
VANTAS BETHESDA METRO, INC.
VANTAS BOCA RATON, INC.
VANTAS CORPORATE CENTERS, INC.
VANTAS INTERNATIONAL HOLDINGS, INC.
VANTAS LONG ISLAND, LLC
VANTAS MIDWEST, INC. (REGISTERED AS
OFFICEPLUS CORPORATION)
VANTAS NEWPORT, INC.
VANTAS NEW YORK, INC.
VANTAS SAN FRANCISCO, INC.
VANTAS SOUTHERN CALIFORNIA, INC.
VANTAS 2300 M, INC.
MADERO OFFICE CENTER SRL(1)
INTERNATIONAL BUSINESS SERVICES
SRL(1)
OMNIOFFICES (UK) LIMITED
OMNIOFFICES(LUX) 1929 HOLDINGS
COMPANY ("OMNIOFFICES (LUX)")
HQ HOLDINGS LIMITED
SWALLOWFIELD OFFICE SERVICES
LIMITED
HQ SERVICED OFFICES (UK) LTD.

HQ EXECUTIVE OFFICES (SOUTH
HAMPTON) LIMITED
HQ MERC PARTNERSHIP LTD
HQ EXECUTIVE OFFFICES (UK) LTD.
LAMBERT SMITH HAMPTON OFFICE
SERVICES LIMITED
HQ LOMBARD STREET LIMITED
HQ EXECUTIVE SUITES (UK) LTD.
OMNIOFFICES (LUX) INVESTMENT
COMPANY SA
OMNIOFFICES BUERO-SERVICE GMBH
OMNIOFFICES (DE) BUEROSERVICE GMBH
("OMNIOFFICES (DE)")
HQ BUSINESS CENTRES GMBH
BUEROSERVICE
HQ FRANKFURT BUSINESS CENTRES
GMBH BUEROSERVICE
HQ GLOBAL WORKPLACES ESPANA SL
HQ GLOBAL WORKPLACES NEDERLAND BV
ARACENA INVESTMENTS BV
VANTAS HOLDINGS DE MEXICO SRL DE CV
VANTAS DE LA CIUDAD MEXICO SRL DE CV
CENTRO CORPORATIVO DE MEXICO SA DE
CV
CENTRO DE NEGOCIOS DE LA CIUDAD DE
MEXICO SA DE CV
CENTRO DE NEGOCIOS POLANCO SA DE CV
HQ HOLDINGS FRANCE SAS
HQ GLOBAL FRANCE E.U.R.L.
HQ GLOBAL LA DEFENSE SA(2)
HQ MONTPELIER SA(2)
HQ PROVENCE SA(2)
HQ SOPHIA -ANTIPOLIS SA(2)
HQ VENDOME S.A.R.L.
HQ CANADA INVESTMENT CORP
HQ CANADA GP CORP.,
  as Guarantors


By:
     -----------------------------
     Name:
     Title:

                                                                         ANNEX A


                  Effective December 31, 2000, the Issuer caused certain of its Subsidiaries to merge with and into the Issuer (the "Subsidiary Roll-up") as an administrative convenience and to effect economic efficiencies. These Subsidiaries were the tenants on certain of the Issuer's Leases, but had no other assets and no employees. After giving effect to the Subsidiary Roll-up, the Subsidiaries of the Issuer are as set forth on Annex A-Part 2 to this Amendment.

                                                                ANNEX A - PART 2



----------------------------------------------------------------------------------------------------
                                                                                      STATE OF
COMPANY NAME                                                STOCKHOLDER               INCORPORATION
----------------------------------------------------------------------------------------------------

HQ Global Workplaces, Inc. ("HQGW")                     HQ Global Holdings,           DE
                                                        Inc.
----------------------------------------------------------------------------------------------------
HQ Network Systems, Inc.                                HQGW                          DE
----------------------------------------------------------------------------------------------------
Travel Disposition Company f/k/a The                    HQGW                          DE
Travel Desk, Inc.
----------------------------------------------------------------------------------------------------
Executive Office Centers, Inc.                          HQGW                          GA
----------------------------------------------------------------------------------------------------
Executive Office Network, Ltd.                          HQGW                          CA
----------------------------------------------------------------------------------------------------
HQPA, Inc.                                              HQGW                          DC
----------------------------------------------------------------------------------------------------
OfficeWorks, Inc.                                       HQGW                          NV
----------------------------------------------------------------------------------------------------
RTCCO, Inc.                                             HQGW                          VA
----------------------------------------------------------------------------------------------------
Texas Suites, Inc.                                      HQGW                          DE
----------------------------------------------------------------------------------------------------
Vantas Bethesda Metro, Inc.                             HQGW                          VA
----------------------------------------------------------------------------------------------------
Vantas Boca Raton, Inc.                                 HQGW                          DE
----------------------------------------------------------------------------------------------------
Vantas Corporate Centers, Inc.                          HQGW                          TX
----------------------------------------------------------------------------------------------------
Vantas International Holdings, Inc.                     HQGW                          DE
----------------------------------------------------------------------------------------------------
Vantas Long Island, LLC                                 HQGW                          NY
----------------------------------------------------------------------------------------------------
Vantas Midwest, Inc. (registered as                     HQGW                          MO
OfficePlus Corporation)
----------------------------------------------------------------------------------------------------
Vantas Newport, Inc.                                    HQGW                          DE
----------------------------------------------------------------------------------------------------
Vantas New York, Inc.                                   HQGW                          NY
----------------------------------------------------------------------------------------------------
Vantas San Francisco, Inc.                              HQGW                          DE
----------------------------------------------------------------------------------------------------
Vantas Southern California, Inc.                        HQGW                          CA
----------------------------------------------------------------------------------------------------
Vantas 2300 M, Inc.                                     HQGW                          DC
----------------------------------------------------------------------------------------------------
Madero Office Center SRL(1)                             HQGW                          Argentina
----------------------------------------------------------------------------------------------------
International Business Services SRL(1)                  HQGW                          Argentina
----------------------------------------------------------------------------------------------------
OmniOffices (UK) Limited                                HQGW                          England
----------------------------------------------------------------------------------------------------
OmniOffices(Lux) 1929 Holdings                          HQGW                          England
Company ("OmniOffices (Lux)")
----------------------------------------------------------------------------------------------------
HQ Holdings Limited                                     Omni(UK)                      England
----------------------------------------------------------------------------------------------------
Swallowfield Office Services Limited                    HQ Holdings Limited           England
----------------------------------------------------------------------------------------------------
HQ Serviced Offices (UK) Ltd.                           HQ Holdings Limited           England
----------------------------------------------------------------------------------------------------
HQ Executive Offices (South Hampton)                    HQ Holdings Limited           England
Limited
----------------------------------------------------------------------------------------------------
HQ Merc Partnership Ltd                                 HQ Holdings Limited           England
----------------------------------------------------------------------------------------------------
HQ Executive Offfices (UK) Ltd.                         HQ Holdings Limited           England
----------------------------------------------------------------------------------------------------
Lambert Smith Hampton Office Services                   HQ Holdings Limited           England
Limited
----------------------------------------------------------------------------------------------------
HQ Lombard Street Limited                               HQ Holdings Limited           England
----------------------------------------------------------------------------------------------------
HQ Executive Suites (UK) LTD.                           HQ Holdings Limited           England
----------------------------------------------------------------------------------------------------
OmniOffices (Lux) Investment Company                    OmniOffices(Lux)              Luxemborg
SA
----------------------------------------------------------------------------------------------------
OmniOffices Buero-Service GMbH                          OmniOffices(Lux)              Austria
                                                        Investment
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
OmniOffices (DE) Bueroservice GmbH                      OmniOffices(Lux)              Germany
("OmniOffice (DE)")                                     Investment
----------------------------------------------------------------------------------------------------
HQ Business Centres GmbH Bueroservice                   OmniOffices(DE)               Germany
----------------------------------------------------------------------------------------------------
HQ Frankfurt Business Centres GmbH                      OmniOffices(DE)               Germany
Bueroservice
----------------------------------------------------------------------------------------------------
HQ Global Workplaces Espana SL                          OmniOffices(Lux)              Spain
                                                        Investment
----------------------------------------------------------------------------------------------------
HQ Global Workplaces Nederland BV                       OmniOffices(Lux)              Netherlands
                                                        Investment
----------------------------------------------------------------------------------------------------
Aracena Investments BV                                  OmniOffices(Lux)              Netherlands
                                                        Investment
----------------------------------------------------------------------------------------------------
Vantas Holdings de Mexico SRL de CV                     Vantas International          Mexico
                                                        Holdings
----------------------------------------------------------------------------------------------------
Vantas de la Ciudad Mexico SRL de CV                    Vantas International          Mexico
                                                        Holdings
----------------------------------------------------------------------------------------------------
Centro Corporativo de Mexico SA DE CV                   Vantas International          Mexico
                                                        Holdings
----------------------------------------------------------------------------------------------------
Centro de Negocios de la Ciudad de                      Vantas International          Mexico
Mexico SA de CV                                         Holdings
----------------------------------------------------------------------------------------------------
Centro de Negocios Polanco SA de CV                     Vantas International          Mexico
                                                        Holdings
----------------------------------------------------------------------------------------------------
HQ Holdings France SAS                                  Vantas International          France
                                                        Holdings
----------------------------------------------------------------------------------------------------
HQ Global France E.U.R.L.                               HQ Holdings France            France
                                                        SAS
----------------------------------------------------------------------------------------------------
HQ Global La Defense SA(2)                              HQ Global France              France
                                                        E.U.R.L.
----------------------------------------------------------------------------------------------------
HQ Montpelier SA(2)                                     HQ Global France              France
                                                        E.U.R.L.
----------------------------------------------------------------------------------------------------
HQ Provence SA(2)                                       HQ Global France              France
                                                        E.U.R.L.
----------------------------------------------------------------------------------------------------
HQ Sophia -Antipolis SA(2)                              HQ Global France              France
                                                        E.U.R.L.
----------------------------------------------------------------------------------------------------
HQ Vendome S.A.R.L.                                     HQ Holdings France            France
                                                        SAS (48%)/HQ
                                                        Global La
                                                        Defense(52%)
----------------------------------------------------------------------------------------------------
HQ Canada Investment Corp*                              HQGW                          Canada
----------------------------------------------------------------------------------------------------
HQ Canada GP Corp*                                      HQGW                          Canada
----------------------------------------------------------------------------------------------------



       (1) One quota is owned by a local attorney to comply with local law.
       (2) One share is owned by a local attorney and each of the directors of the company to comply with local law.
*Formed for a Canadian joint venture that was not consummated. Subsidiary contains no assets.

                                                                       EXHIBIT E

                                    [to come]

                                                                       EXHIBIT F

                                    [to come]